Exhibit 99.1

www.e2open.com

Press Release

E2open Announces Fiscal 2023 Fourth Quarter and Full Year Financial Results

FY2023 GAAP subscription revenue of $532.9 million, an increase of 58.8% year-over-year; 9.8% organic subscription revenue growth on a constant currency basis

FY2023 GAAP operating cash flow of $68M and adjusted operating cash flow of $105M

AUSTIN, Texas – May 1, 2023 – E2open Parent Holdings, Inc. (NYSE: ETWO), the connected supply chain SaaS platform with the largest multi-enterprise network, today announced financial results for its fiscal fourth quarter and full year ended February 28, 2023.

“In fiscal year 2023, e2open achieved solid revenue growth and strong profitability, despite macro headwinds that impacted our top-line performance as we finished out the fiscal year,” said Michael Farlekas, e2open CEO. “Of note is that large deals won during the quarter spanned multiple application families, continuing the trend we see that large wins are solutions with more than one application. We are demonstrating the differentiated value of e2open’s platform offering adjacent, connected supply chain applications supported by our network of over 420,000 companies.”

“Looking forward to fiscal year 2024, we are focused on developing critical client and partner relationships that will enable us to drive future revenue growth while continuing to drive operating leverage, profitability and cash flow,” said Farlekas. “In a world where flexible and responsive supply chains are fundamental to our client’s success, we look forward to working with our clients to deliver innovations that improve their supply chains.”

Fiscal Fourth Quarter 2023 Financial Highlights

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Revenue
o
GAAP subscription revenue for the fourth quarter of 2023 was $136.9 million, an increase of 18.2% from the year-ago comparable period and 82.3% of total revenue. Organic subscription revenue growth was 5.4% and 6.6% on a constant currency basis.

o
Total GAAP revenue for the fourth quarter of 2023 was $166.3 million, an increase of 15.3% from the year-ago comparable period. Total organic revenue growth was 3.0% and 4.3% on a constant currency basis.

•
GAAP gross profit for the fourth quarter of 2023 was $87.0 million, an increase of 21.4% from the year-ago comparable period. Non-GAAP gross profit was $116.6 million, up 3.5% and 4.1% on a constant currency basis.

GAAP gross margin for the fourth quarter of 2023 was 52.3% compared to 49.7% from the year-ago comparable period. Non-GAAP gross margin was 70.2% and 69.8% on a constant currency basis compared to 69.9% from the year-ago comparable period.

•
Net loss for the fourth quarter of 2023 was $303.5 million compared to a net income of $67.7 million from the year-ago comparable period. Adjusted EBITDA for the fourth quarter of 2023 was $61.2 million, an increase of 13.2% and 11.7% on a constant currency basis from the year-ago comparable period. Adjusted EBITDA margin was 36.8% and 35.9% on a constant currency basis versus 33.5% from the comparable year-ago period. The fourth quarter of 2023 adjusted EBITDA includes an approximate $5 million of previously disclosed strategic investments in marketing, sales, and systems integrators partnerships that e2open did not have in the comparable year-ago period.

•
GAAP EPS for the fourth quarter of 2023 was a loss of $0.90. Adjusted EPS for the fourth quarter of 2023 was $0.07.

Fiscal Year 2023 Financial Highlights

•
Revenue
o
GAAP subscription revenue for fiscal 2023 was $532.9 million, an increase of 58.8% compared to the prior fiscal year and 81.7% of total revenue. Organic subscription revenue growth was 8.1% and 9.8% on a constant currency basis.

o
Total GAAP revenue for fiscal 2023 was $652.2 million, an increase of 53.3% compared to the prior fiscal year. Total organic revenue growth was 5.9% and 7.7% on a constant currency basis.

•
GAAP gross profit for fiscal 2023 was $330.3 million, an increase of 63.0% compared to the prior fiscal year. Non-GAAP gross profit was $448.3 million, up 4.6% and 5.7% on a constant currency basis.

•
GAAP gross margin for fiscal 2023 was 50.6% compared to 47.6% in the prior fiscal year. Non-GAAP gross margin was 68.7% and 68.3% on a constant currency basis compared to 69.6% in the prior fiscal year.

•
Net loss for fiscal 2023 was $720.2 million compared to $189.9 million in the prior fiscal year. Adjusted EBITDA for fiscal 2023 was $217.1 million, an increase of 10.7% and 8.8% on a constant currency basis compared to the prior fiscal year. Adjusted EBITDA margin was 33.3% and 32.2% on a constant currency basis versus 31.8% in the prior fiscal year. The fiscal 2023 adjusted EBITDA includes an approximate $19 million of previously disclosed strategic investments in marketing, sales, and systems integrators partnerships that e2open did not have in the comparable year-ago period.

•
GAAP EPS for fiscal 2023 was a loss of $2.15. Adjusted EPS for fiscal 2023 was $0.25.

•
GAAP cash flow from operations for fiscal 2023 was $68.1 million compared to $51.2 million from the year-ago comparable period, inclusive of M&A-related expenses. Adjusted cash flow from operations for fiscal 2023 was $104.8 million, exclusive of M&A-related expenses.

NOTE: Refer to Reconciliation of Pro Forma and Non-GAAP Information Tables at the end of this press release for more detail regarding revenue, gross margin, adjusted EBITDA margin, net loss, adjusted earnings per share, adjusted cash flow from operations and adjusted EBITDA. Prior year comparisons of non-GAAP measures include e2open and Logistyx, as if Logistyx were acquired on March 1, 2021.

Recent Business Highlights

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A publicly traded American multinational conglomerate went live on e2open’s Channel Application Suite, to provide visibility into its sales channel including point-of-sale and inventory data and trends.
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One of the world’s largest CPG companies concluded the rollout of e2open’s Supply Application Suite, to manage the entire inbound order cycle, fully integrated with its ERP solution. The solution brings efficiency to the client’s sourcing, planning, warehousing, and manufacturing operations.
•
A global provider of technology products, services, and solutions selected e2open for Global Trade Management to ensure compliance with classification, screening, and export license management. E2open was selected for its extensive global coverage and ability to automate manual processes, reducing compliance exposure and associated costs.

•
E2open’s quarterly technology update included enhancements across the platform to boost performance and productivity, realize cost savings, and improve time-to-value for clients, while ensuring environmental, social, and governance improvements.

Financial Outlook for Fiscal Year 2024

As of May 1, 2023, e2open is providing updated guidance for fiscal year 2024, which ends February 29, 2024, as follows:

Fiscal 2024 Subscription GAAP Revenue

•
GAAP subscription revenue for fiscal 2024 is expected to be in the range of $545 million to $555 million, reflecting a 3.2% organic growth rate at the mid-point.

Fiscal 2024 Total GAAP Revenue

•
Total GAAP revenue for fiscal 2024 is expected to be in the range of $655 million to $670 million, reflecting a 1.6% organic growth rate at the mid-point.

Fiscal First Quarter 2024 GAAP Subscription Revenue

•
GAAP subscription revenue for the fiscal first quarter of 2024 is expected to be in the range of $131 million to $134 million, reflecting a 2.3% organic growth rate at the mid-point.

Fiscal 2024 Non-GAAP Gross Profit Margin

•
Non-GAAP gross profit margin for fiscal 2024 is expected to be in the range of 68% to 70%.

Fiscal 2024 Adjusted EBITDA

•
Adjusted EBITDA for fiscal 2024 is expected to be in the range of $218 million to $228 million, reflecting an implied adjusted EBITDA margin in the range of 33% to 34%.

NOTE: E2open is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures for non-GAAP gross profit margin or adjusted EBITDA without unreasonable effort, and therefore no reconciliation of certain forward-looking non-GAAP financial measures for non-GAAP gross profit margin or adjusted EBITDA is included.

Quarterly Conference Call

E2open will host a conference call today at 5:00 p.m. ET to review fiscal fourth quarter and full fiscal year 2023 financial results, in addition to discussing the Company’s outlook for the full fiscal year 2024. To access this call, dial 888-506-0062 (domestic) or 973-528-0011 (international). The conference ID is 668340. A live webcast of the conference call will be accessible in the “Investor Relations” section of e2open’s website at www.e2open.com. A replay of this conference call can also be accessed through May 15, 2023, at 877-481-4010 (domestic) or 919-882-2331 (international). The replay pass code is 47843. An archived webcast of this conference call will also be available after the completion of the call in the “Investor Relations” section of the Company’s website at www.e2open.com.

Presentation slides to accompany the conference call are available for download under “Events & Presentations” in the “Investors” section of the Company’s website at www.e2open.com.

About e2open

E2open is the connected supply chain software platform that enables the world’s largest companies to transform the way they make, move, and sell goods and services. With the broadest cloud-native global platform purpose-built for modern supply chains, e2open connects more than 420,000 manufacturing, logistics, channel, and distribution partners as one multi-enterprise network tracking over 13 billion transactions annually. Our SaaS platform anticipates disruptions and opportunities to help companies improve efficiency, reduce waste, and operate sustainably. Moving as one.™ Learn More: www.e2open.com.

E2open and “Moving as one.” are the registered trademarks of E2open, LLC. All other trademarks, registered trademarks and service marks are the property of their respective owners.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including non-GAAP revenue, non-GAAP subscription revenue, non-GAAP professional services and other revenue, adjusted EBITDA, adjusted EBITDA margin, non-GAAP gross profit, non-GAAP net income, non-GAAP gross margin, adjusted free cash flow and adjusted earnings per share. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this press release. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Investor Contact

Dusty Buell

dusty.buell@e2open.com

investor.relations@e2open.com

Media Contact

5W PR for e2open

e2open@5wpr.com

718-757-6144

Corporate Contact

Kristin Seigworth

VP Communications, e2open

kristin.seigworth@e2open.com

E2OPEN PARENT HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FISCAL YEAR 2023

	Fiscal Year Ended February 28,
(In thousands, except per share amounts)	2023	2022
	(Unaudited)
Revenue
Subscriptions	$ 532,940	$ 335,532
Professional services and other	119,275	90,029
Total revenue	652,215	425,561
Cost of Revenue
Subscriptions	140,462	93,072
Professional services and other	82,939	56,103
Amortization of acquired intangible assets	98,531	73,801
Total cost of revenue	321,932	222,976
Gross Profit	330,283	202,585
Operating Expenses
Research and development	97,982	79,700
Sales and marketing	87,960	60,265
General and administrative	88,070	69,922
Acquisition-related expenses	16,297	64,360
Amortization of acquired intangible assets	82,812	46,358
Goodwill impairment	901,566	—
Total operating expenses	1,274,687	320,605
Loss from operations	(944,404)	(118,020)
Other income (expense)
Interest and other expense, net	(76,831)	(33,663)
Loss from change in tax receivable agreement liability	(2,886)	(154)
Gain from change in fair value of warrant liability	37,523	1,633
Gain (loss) from change in fair value of contingent consideration	16,020	(69,760)
Total other (expenses) income	(26,174)	(101,944)
Loss before income tax provision	(970,578)	(219,964)
Income tax benefit	250,376	30,050
Net loss	(720,202)	(189,914)
Less: Net loss attributable to noncontrolling interest	(71,499)	(24,138)
Net loss attributable to E2open Parent Holdings, Inc.	$ (648,703)	$ (165,776)

Weighted-average common shares outstanding:
Basic	301,946	245,454
Diluted	301,946	245,454
Net loss attributable to E2open Parent Holdings, Inc. common shareholders per share:
Basic	$ (2.15)	$ (0.68)
Diluted	$ (2.15)	$ (0.68)

E2OPEN PARENT HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FISCAL FOURTH QUARTER 2023

(Unaudited)

	Three Months Ended February 28,
(In thousands, except per share amounts)	2023	2022
Revenue
Subscriptions	$ 136,888	$ 115,804
Professional services and other	29,377	28,349
Total revenue	166,265	144,153
Cost of Revenue
Subscriptions	35,095	30,155
Professional services and other	19,493	17,409
Amortization of acquired intangible assets	24,662	24,916
Total cost of revenue	79,250	72,480
Gross Profit	87,015	71,673
Operating Expenses
Research and development	24,894	22,791
Sales and marketing	20,612	18,476
General and administrative	21,296	19,933
Acquisition-related expenses	1,984	14,192
Amortization of acquired intangible assets	20,289	19,515
Goodwill impairment	386,750	—
Total operating expenses	475,825	94,907
Loss from operations	(388,810)	(23,234)
Other income (expense)
Interest and other expense, net	(22,099)	(11,659)
(Loss) gain from change in tax receivable agreement liability	(11,975)	4,452
Gain from change in fair value of warrant liability	759	50,081
(Loss) gain from change in fair value of contingent consideration	(1,740)	21,420
Total other (expenses) income	(35,055)	64,294
(Loss) income before income tax provision	(423,865)	41,060
Income tax benefit	120,366	26,658
Net (loss) income	(303,499)	67,718
Less: Net (loss) income attributable to noncontrolling interest	(30,035)	11,502
Net (loss) income attributable to E2open Parent Holdings, Inc.	$ (273,464)	$ 56,216

Weighted-average common shares outstanding:
Basic	302,322	301,273
Diluted	302,322	301,273
Net (loss) income attributable to E2open Parent Holdings, Inc. common shareholders per share:
Basic	$ (0.90)	$ 0.19
Diluted	$ (0.90)	$ 0.19

E2OPEN PARENT HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	February 28,
(In thousands)	2023	2022
	(Unaudited)
Assets
Cash and cash equivalents	$ 93,032	$ 155,481
Restricted cash	11,310	19,073
Accounts receivable, net	174,809	155,341
Prepaid expenses and other current assets	25,200	26,243
Total current assets	304,351	356,138
Goodwill	2,927,807	3,756,871
Intangible assets, net	1,051,124	1,181,390
Property and equipment, net	72,476	65,937
Operating lease right-of-use assets	18,758	28,102
Other noncurrent assets	25,659	17,017
Total assets	$ 4,400,175	$ 5,405,455
Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$ 97,491	$ 128,544
Incentive program payable	11,310	19,073
Deferred revenue	203,824	190,992
Current portion of notes payable	11,144	89,097
Current portion of operating lease obligations	7,622	7,652
Current portion of financing lease obligations	2,582	2,307
Income taxes payable	2,190	2,702
Total current liabilities	336,163	440,367
Long-term deferred revenue	2,507	1,141
Operating lease obligations	15,379	21,202
Financing lease obligations	1,049	1,950
Notes payable	1,043,636	863,577
Tax receivable agreement liability	69,745	66,590
Warrant liability	29,616	67,139
Contingent consideration	29,548	45,568
Deferred taxes	144,529	413,038
Other noncurrent liabilities	1,083	712
Total liabilities	1,673,255	1,921,284
Commitments and Contingencies
Stockholders' Equity
Class A common stock	30	31
Class V common stock	—	—
Series B-1 common stock	—	—
Series B-2 common stock	—	—
Additional paid-in capital	3,378,633	3,362,219
Accumulated other comprehensive loss	(68,603)	(19,019)
Accumulated deficit	(803,679)	(154,976)
Treasury stock, at cost	(2,473)	(2,473)
Total E2open Parent Holdings, Inc. equity	2,503,908	3,185,782
Noncontrolling interest	223,012	298,389
Total stockholders' equity	2,726,920	3,484,171
Total liabilities and stockholders' equity	$ 4,400,175	$ 5,405,455

E2OPEN PARENT HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Year Ended February 28,
(In thousands)	2023	2022
	(Unaudited)
Cash flows from operating activities
Net loss	$ (720,202)	$ (189,914)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	213,260	142,609
Amortization of deferred commissions	4,051	1,560
Provision for credit losses	549	1,018
Amortization of debt issuance costs	5,103	3,444
Amortization of operating lease right-of-use assets	7,636	15,649
Share-based compensation	17,561	10,639
Deferred income taxes	(259,426)	(35,744)
Loss on disposition	1,400	—
Right-of-use assets impairment charge	4,137	—
Goodwill impairment charge	901,566	—
Loss from change in tax receivable agreement liability	2,886	154
Gain from change in fair value of warrant liability	(37,523)	(1,633)
(Gain) loss from change in fair value of contingent consideration	(16,020)	69,760
Loss (gain) on disposal of property and equipment	994	(211)
Changes in operating assets and liabilities:
Accounts receivable	(15,119)	(9,881)
Prepaid expenses and other current assets	5,864	(9,333)
Other noncurrent assets	(6,782)	(6,669)
Accounts payable and accrued liabilities	(25,687)	14,933
Channel client deposits payable	(7,762)	6,248
Deferred revenue	3,450	62,678
Changes in other liabilities	(11,838)	(24,153)
Net cash provided by operating activities	68,098	51,154
Cash flows from investing activities
Payments for acquisitions - net of cash acquired	(179,243)	(774,232)
Capital expenditures	(48,060)	(31,776)
Minority investment in private firm	(3,000)	(2,500)
Proceeds from disposition	1,574	—
Net cash used in investing activities	(228,729)	(808,508)
Cash flows from financing activities
Proceeds from PIPE investment	—	300,000
Offering costs related to issuance of common stock in connection with PIPE investment	—	(7,100)
Proceeds from warrant exercise	—	1
Proceeds from indebtedness	215,000	475,000
Repayments of indebtedness	(115,915)	(21,139)
Repayments of financing lease obligations	(2,487)	(6,457)
Repurchase of common stock	—	(2,473)
Repurchase of common units	(1,397)	(16,767)
Payments of debt issuance costs	(4,766)	(10,357)
Net cash provided by financing activities	90,435	710,708
Effect of exchange rate changes on cash and cash equivalents	(16)	13,658
Net decrease in cash, cash equivalents and restricted cash	(70,212)	(32,988)
Cash, cash equivalents and restricted cash at beginning of year	174,554	207,542
Cash, cash equivalents and restricted cash at end of year	$ 104,342	$ 174,554

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF PRO FORMA INFORMATION

TABLE I

(in millions)	Q4	Q4	$ Var	% Var	FY	FY	$ Var	% Var
	FY2023	FY2022(1)			FY2023	FY2022(2)
PRO FORMA REVENUE RECONCILIATION
Total GAAP Revenue	166.3	144.2	22.1	15.3%	652.2	425.6	226.7	53.3%
Deferred revenue purchase accounting adjustment (3)	-	6.5	(6.5)	n/m	-	53.6	(53.6)	n/m
BluJay pre-acquisition revenue	-	-	-	n/m	-	96.7	(96.7)	n/m
Logistyx pre-acquisition revenue	-	10.8	(10.8)	n/m	-	40.2	(40.2)	n/m
Total non-GAAP revenue	166.3	161.4	4.9	3.0%	652.2	616.0	36.3	5.9%
Constant currency FX impact (4)	2.0	-	2.0	n/m	11.2	-	11.2	n/m
Total non-GAAP revenue (constant currency basis) (5)	$168.3	$161.4	$6.9	4.3%	$663.4	$616.0	$47.4	7.7%

GAAP Subscription Revenue	136.9	115.8	21.1	18.2%	532.9	335.5	197.4	58.8%
Deferred revenue purchase accounting adjustment (3)	-	6.5	(6.5)	n/m	-	53.6	(53.6)	n/m
BluJay pre-acquisition revenue	-	-	-	n/m	-	75.9	(75.9)	n/m
Logistyx pre-acquisition revenue	-	7.6	(7.6)	n/m	-	27.9	(27.9)	n/m
Non-GAAP subscription revenue	136.9	129.8	7.1	5.4%	532.9	492.9	40.0	8.1%
Constant currency FX impact (4)	1.5	-	1.5	n/m	8.5	-	8.5	n/m
Non-GAAP subscription revenue (constant currency basis) (5)	$138.4	$129.8	$8.6	6.6%	$541.5	$492.9	$48.5	9.8%

GAAP Professional Services and other revenue	29.4	28.4	1.0	3.6%	119.3	90.0	29.2	32.5%
BluJay pre-acquisition revenue	-	-	-	n/m	-	20.8	(20.8)	n/m
Logistyx pre-acquisition revenue	-	3.2	(3.2)	n/m	-	12.2	(12.2)	n/m
Non-GAAP professional services and other revenue	29.4	31.6	(2.2)	(6.9%)	119.3	123.1	(3.8)	(3.1%)
Constant currency FX impact (4)	0.5	-	0.5	n/m	2.7	-	2.7	n/m
Non-GAAP professional services and other revenue (constant currency basis) (5)	$29.9	$31.6	($1.6)	(5.2%)	$121.9	$123.1	($1.1)	(0.9%)

PRO FORMA GROSS PROFIT RECONCILIATION
GAAP Gross profit	87.0	71.7	15.3	21.4%	330.3	202.6	127.7	63.0%
Deferred revenue purchase accounting adjustment (3)	-	6.5	(6.5)	n/m	-	53.6	(53.6)	n/m
Depreciation and amortization	28.6	28.1	0.5	1.9%	114.1	84.9	29.2	34.3%
Share-based compensation (6)	0.7	0.3	0.4	n/m	1.5	1.3	0.2	17.8%
Non-recurring/non-operating costs (7)	0.4	0.5	(0.2)	(32.7%)	2.5	1.6	0.9	52.8%
Non-GAAP gross profit	$116.6	$107.0	$9.6	9.0%	$448.3	$344.0	$104.4	30.3%
BluJay pre-acquisition gross profit	-	-	-	n/m	-	64.0	(64.0)	n/m
Logistyx pre-acquisition gross profit	-	5.7	(5.7)	n/m	-	20.5	(20.5)	n/m
Total non-GAAP gross profit	$116.6	$112.7	$3.9	3.5%	$448.3	$428.4	$19.9	4.6%
Non-GAAP Gross Margin %	70.2%	69.9%			68.7%	69.6%
Constant currency FX impact (4)	0.8	-	0.8	n/m	4.5	-	4.5	n/m
Total non-GAAP gross profit (constant currency basis) (5)	$117.4	$112.7	$4.7	4.1%	$452.8	$428.4	$24.4	5.7%
Non-GAAP Gross Margin % (constant currency basis) (5)	69.8%	69.9%			68.3%	69.6%

PRO FORMA ADJUSTED EBITDA RECONCILIATION
Net income (loss)	(303.5)	67.7	(371.2)	n/m	(720.2)	(189.9)	(530.3)	n/m
Interest expense, net	21.4	10.5	10.9	104.6%	73.8	32.6	41.2	n/m
Income tax benefit	(120.4)	(26.7)	(93.7)	n/m	(250.4)	(30.1)	(220.3)	n/m
Depreciation and amortization	53.4	51.1	2.3	4.5%	213.3	142.6	70.7	49.5%
EBITDA	($349.1)	$102.6	($451.7)	n/m	($683.5)	($44.8)	($638.8)	n/m
Deferred revenue purchase accounting adjustment (3)	-	6.5	(6.5)	n/m	-	53.6	(53.6)	n/m
Share-based compensation (6)	4.6	2.3	2.3	97.4%	17.8	11.3	6.5	57.3%
Non-recurring/non-operating costs (7)	2.6	4.2	(1.7)	(38.9%)	10.2	9.7	0.4	4.4%
Acquisition-related adjustments (8)	2.0	14.2	(12.2)	(86.0%)	16.3	64.4	(48.1)	(74.7%)
Change in tax receivable agreement liability (9)	12.0	(4.5)	16.4	n/m	2.9	0.2	2.7	n/m
Change in fair value of warrant liability (10)	(0.8)	(50.1)	49.3	(98.5%)	(37.5)	(1.6)	(35.9)	n/m
Change in fair value of contingent consideration (11)	1.7	(21.4)	23.2	n/m	(16.0)	69.8	(85.8)	n/m
Goodwill impairment	386.8	-	386.8	n/m	901.6	-	901.6	n/m
Right-of-use assets impairment charge	-	-	-	n/m	4.1	-	4.1	n/m
Loss on disposition	1.4	-	1.4	n/m	1.4	-	1.4	n/m
Adjusted EBITDA	$61.2	$53.9	$7.3	13.6%	$217.1	$162.5	$54.7	33.7%
BluJay pre-acquisition EBITDA and other	-	-	-	n/m	-	32.8	(32.8)	n/m
Logistyx pre-acquisition EBITDA and other	-	0.2	(0.2)	n/m	-	0.9	(0.9)	n/m
Total adjusted EBITDA	$61.2	$54.1	$7.1	13.2%	$217.1	$196.1	$21.0	10.7%
Adjusted EBITDA Margin %	36.8%	33.5%			33.3%	31.8%
Constant currency FX impact (4)	(0.8)	-	(0.8)	n/m	(3.7)	-	(3.7)	n/m
Total adjusted EBITDA (constant currency basis) (5)	$60.4	$54.1	$6.3	11.7%	$213.4	$196.1	$17.3	8.8%
Adjusted EBITDA Margin % (constant currency basis) (5)	35.9%	33.5%			32.2%	31.8%

(1) Non-GAAP pro forma inclusive of Logistyx, as if acquired on March 1, 2021.
(2) Non-GAAP pro forma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021.

(3) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023.

(4)    Constant Currency refers to pro-forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period)

(5) Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates
(6) Reflects non-cash, long-term share-based compensation expense.
(7) Primarily includes other non-recurring expenses such as systems integrations and consulting, advisory fees, and certain severance costs.

(8) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activity, including related valuation, negotiation and integration costs and capital-raising activities for costs related to the Business Combination, as well as the Logistyx and BluJay acquisitions.

(9) Represents the expense related to the change in the fair value of the tax receivable agreement liability, including interest.
(10) Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement, and forward purchase warrants.
(11) Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter.

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF NON-GAAP EXPENSES

TABLE II

Fiscal Year Ended February 28, 2023
(in millions)	GAAP	M&A Related (1) & non-recurring (2)		Depreciation & Amortization	Share-Based Compensation		Non-GAAP (Adjusted)	% of Revenue

			Impairment Charges			Loss on disposition
COST OF GOODS
Subscriptions	140.5	(1.7)	-	(14.7)	(0.7)	-	123.4	23.2%
Professional services and other	82.9	(0.7)	-	(0.9)	(0.8)	-	80.5	67.5%
Amortization of intangibles	98.5	-	-	(98.5)	-	-	-
Total cost of revenue	$321.9	($2.4)	-	($114.1)	($1.5)	-	$203.9	31.3%

Gross Profit	$330.3	$2.4	-	$114.1	$1.5	-	$448.3	68.7%

OPERATING COSTS
Research & development	98.0	(0.2)	-	(12.2)	(3.2)	-	82.5	12.6%
Sales & marketing	88.0	(1.7)	-	(1.3)	(3.4)	-	81.6	12.5%
General & administrative (3)	88.1	(2.9)	(4.1)	(2.9)	(9.7)	(1.4)	67.1	10.3%
Acquisition related expenses	16.3	(16.3)	-	-	-	-	-
Amortization of intangibles	82.8	-	-	(82.8)	-	-	-
Goodwill impairment (4)	901.6	-	(901.6)	-	-	-	-
Total operating expenses	$1,274.7	($21.0)	($905.7)	($99.2)	($16.2)	($1.4)	$231.1	35.4%

(1) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activity, including related valuation, negotiation and integration costs and capital-raising activities for costs related to the Business Combination, as well as the Logistyx and BluJay acquisitions.

(2) Primarily includes other non-recurring expenses such as systems integrations and consulting, advisory fees, and certain severance costs.
(3) Right-of-use impairment charges recognized during the period
(4) Goodwill impairment charge recognized during the period.

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF NON-GAAP EXPENSES

TABLE II

Fiscal Fourth Quarter 2023

(in millions)	GAAP	M&A Related(1) & Non-recurring(2)		Depreciation & Amortization	Share-Based Compensation		Non-GAAP (Adjusted)	% of Revenue

			Impairment Charges			Loss on disposition
COST OF GOODS
Subscriptions	35.1	(0.3)	-	(3.8)	(0.3)	-	30.7	22.5%
Professional services and other	19.5	(0.1)	-	(0.2)	(0.3)	-	18.9	64.3%
Amortization of intangibles	24.7	-	-	(24.7)	-	-	-
Total cost of revenue	$79.3	($0.3)	-	($28.6)	($0.7)	-	$49.6	29.8%

Gross Profit	$87.0	$0.3	-	$28.6	$0.7	-	$116.6	70.2%

OPERATING COSTS
Research & development	24.9	(0.0)	-	(3.6)	(1.0)	-	20.3	12.2%
Sales & marketing	20.6	(0.7)	-	(0.3)	(0.8)	-	18.8	11.3%
General & administrative	21.3	(0.9)	-	(0.6)	(2.2)	(1.4)	16.2	9.8%
Acquisition related expenses	2.0	(2.0)	-	-	-	-	-
Amortization of intangibles	20.3	-	-	(20.3)	-	-	-
Goodwill impairment (3)	386.8	-	(386.8)	-	-	-	-
Total operating expenses	$475.8	($3.6)	($386.8)	($24.8)	($4.0)	($1.4)	$55.4	33.3%

(1) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activity, including related valuation, negotiation and integration costs and capital-raising activities for costs related to the Business Combination, as well as the Logistyx acquisitions.

(2) Primarily includes other non-recurring expenses such as systems integrations and consulting, advisory fees, and certain severance costs.
(3) Goodwill impairment charge recognized during the period

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF ADJUSTED EARNINGS PER SHARE

TABLE III

(in millions, except per share amounts)	Q1 23	Q2 23	Q3 23	Q4 23	FY2023
GAAP Net income (loss)	(12.6)	(409.6)	5.5	(303.5)	(720.2)
Interest expense	15.6	17.3	19.5	21.4	73.8
Income taxes benefit	(8.5)	(113.7)	(7.9)	(120.4)	(250.4)
Depreciation & amortization	53.3	54.1	52.5	53.4	213.3
EBITDA	$47.8	($451.9)	$69.6	($349.1)	($683.5)
Share-based compensation	3.2	5.2	4.8	4.6	17.8
Non-recurring/non-operating costs	1.6	2.7	3.2	2.6	10.2
Acquisition-related adjustments	6.8	5.6	2.0	2.0	16.3
Change in tax receivable agreement liability	1.7	(8.1)	(2.7)	12.0	2.9
Change in fair value of warrant liability	(5.5)	(15.2)	(16.2)	(0.8)	(37.5)
Change in fair value of contingent consideration	(4.2)	(7.3)	(6.3)	1.7	(16.0)
Goodwill impairment	-	514.8	-	386.8	901.6
Right-of-use assets impairment charge	-	2.4	1.8	-	4.1
Loss on disposition	-	-	-	1.4	1.4
Adjusted EBITDA	$51.4	$48.3	$56.2	$61.2	$217.1
Depreciation	(6.8)	(8.5)	(8.1)	(8.5)	(31.9)
Interest and other expense, net	(15.4)	(17.3)	(19.5)	(21.4)	(73.8)
Adjusted EBIT	$29.2	$22.5	$28.6	$31.3	$111.4
Normalized income taxes (1)	(7.0)	(5.4)	(6.9)	(7.5)	(26.8)
Adjusted net income	$22.2	$17.1	$21.7	$23.8	$84.7
Adjusted basic shares outstanding	341.0	341.2	341.4	341.4	341.4
Adjusted earnings per share	$0.07	$0.05	$0.06	$0.07	$0.25

(1) Income taxes calculated using 24% effective rate

E2OPEN PARENT HOLDINGS, INC.

ADJUSTED FREE CASH FLOW

TABLE IV

(in millions)	Q1	Q2	Q3	Q4	FY2023
GAAP operating cash flow	24.9	(22.7)	41.0	24.9	68.1

Add: Non recurring cash payments (1)	16.0	4.4	5.4	3.0	28.9
Add: Changein channel client deposits payable (2)	(7.9)	9.5	4.3	1.8	7.8
Adjusted operating cash flow	$33.0	($8.7)	$50.7	$29.8	$104.8

Capital expenditures	(19.3)	(12.3)	(8.9)	(7.6)	(48.1)
Less: M&A related capital expenditures	9.2	4.6	3.1	3.6	20.6
Normalized capital expenditures	(10.1)	(7.7)	(5.8)	(4.0)	(27.5)
Adjusted free cash flow	$22.9	($16.4)	$44.9	$25.8	$77.3

(1) Includes cash payments related to non-recurring M&A and one-time costs.

(2) Channel Client Deposits Payable represents client deposits for the incentive payment program associated with the Company's channel shaping application. The Company offers services to administer incentive payments to partners on behalf of the Company’s clients. The Company’s clients deposit these funds into a restricted cash account with an offset included as a liability in incentive program payable in the Consolidated Balance Sheets

(3) Primarily includes hardware and software purchases for integrating data center operations of newly acquired companies

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED CAPITAL

TABLE V

Description	Shares (000's)	Notes
Shares outstanding as of February 28, 2023	302,405	Shares outstanding as of the end of the fourth quarter fiscal 2023
Common Units	32,992

Units issued in the business combination that have not yet been converted from common units in the LLC to Class A shares of E2open Parent Holdings, Inc. (Common units yet to be converted are represented by class V shares)

Series B-2 Shares (unvested)	3,372	Represents the right to acquire shares of Class A common stock when the 20-day VWAP reaches $15.00 per share.
Restricted Common Units Series 2 (unvested)	2,628	Represent rights in the LLC that convert into common units when the 20-day VWAP reaches $15.00. Upon conversion to common units, the holder can elect to convert into Class A common stock
Adjusted Basic Shares	341,397

Warrants	29,080	Warrants outstanding as of the end of the fourth quarter fiscal 2023 with an exercise price of $11.50
Options (vested/unreleased and unvested)	4,833	Options issued to management under E2open’s long-term incentive plan
Restricted Shares (vested/unreleased and unvested)	6,475	Restricted shares issued to employees, management and directors under E2open’s long-term incentive plan
Fully Converted Shares	381,785